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                               ING VARIABLE FUNDS
                       ING VP Growth and Income Portfolio

                       Supplement dated December 20, 2004
                     to the Class I and Class S Prospectuses
                              Dated April 30, 2004

On December 15, 2004, the Board of Trustees ("Board") of ING Variable Funds on behalf of ING VP Growth and Income Portfolio approved the following changes to the Prospectus disclosure:

1) The following paragraph is added following the second paragraph of the section entitled "Investment Strategy" on page 22 of each Prospectus:

         The Sub-Adviser utilizes a multi-manager approach for portfolio construction. Both the Senior Portfolio Managers and all of the Sector Analysts on the team participate in the process, with the Sector Analysts determining the security selection for each of their sectors for a dedicated portion of the overall portfolio. The Senior Portfolio Managers are responsible for the balance of the portfolio, including management of the portfolio's overall risk profile.

2) The third paragraph of the section entitled "Investment Strategy" on page 22 of each Prospectus is deleted and replaced with the following:

         In managing the Portfolio, the Sub-Adviser:
            -     Emphasizes stocks of larger companies.
            - May also invest a portion of the Portfolio's assets in stocks of mid-sized companies, and up to 25% of its assets in stocks of foreign issuers, depending upon market conditions.
            - Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

3) The first sentence of the fourth paragraph in the section entitled "Investment Strategy" on page 22 of each Prospectus is deleted and replaced with the following:


         The Portfolio may invest in derivative instruments.


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4)    The section entitled "Risks" on page 22 of each Prospectus is hereby amended to delete the risks entitled "Small/Mid-Sized Companies," "Mortgage Related Securities" and "High Yield Securities" and add the following risk:

         MID-SIZED COMPANIES -- the stocks of mid-sized companies may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

5) The paragraph in the section entitled "Management of the Portfolios," sub-section "ING VP Growth and Income Portfolio" on page 39 of each Prospectus is hereby deleted and replaced with the following:

         ING VP GROWTH AND INCOME PORTFOLIO

         The Portfolio is managed by a team of investment professionals led by Christopher F. Corapi and Scott Lewis.

         Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING Investment Management Co. ("ING IM"), has been managing the Portfolio since 2004. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998.

         Mr. Lewis, Portfolio Manager, joined ING IM in May 2004 and has over 22 years of investment experience. Mr. Lewis has been associated with the management of the Fund since he joined ING IM and has been serving as the Portfolio Manager since December of 2004. Mr. Lewis joined ING IM from Credit Suisse Asset Management (CSAM), where he worked for 18 years both with CSAM and its predecessor, Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.


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